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                                EXHIBIT 10.88

                 AMENDMENT TO JANUARY 14, 1992 NON-QUALIFIED
                     STOCK OPTION AGREEMENT FOR TIM SWAIN


         AMENDMENT DATED NOVEMBER 20, 1998 TO NON-QUALIFIED STOCK OPTION AGREEMENT ("Option Agreement") dated as of January 14, 1992, as amended on January 20, 1993, which provided for the granting of non-qualified options by Trimark Holdings, Inc., a Delaware corporation (the "Company"), to Tim Swain, an employee of the Company or of a subsidiary (the "Employee"). Capitalized terms used herein without definition shall have the meaning defined in the Option Agreement. The parties hereby agree to amend the Option Price for the Options Shares as follows:

         1. OPTION PRICE. Effective immediately, the Option Price for the Option Shares shall be at a price per Share of $3.00 on the terms and subject to the conditions set forth in the Option Agreement. In all other respects, the Option Agreement shall continue in full force and effect without change.

         IN WITNESS WHEREOF, the Company has executed this Amendment to Option Agreement in duplicate on the day and year first above written.

                                       TRIMARK HOLDINGS, INC.



                                       BY:  /s/
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                                           TITLE

The undersigned hereby accepts, and agrees to, all terms and provisions of the foregoing Amendment to Option Agreement.

                                            /s/
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                                           TIM SWAIN


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                                           [ADDRESS]

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